SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 17, 2004

            Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-115858	74-2440850
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                                  None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.(1)

In connection with the offering of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2004-21XS, Lehman Brothers Inc. as underwriter of the Certificates (the “Underwriter”) has prepared certain materials (the “Computational Materials”), for distribution to potential investors.  The Computational Materials are attached hereto as Exhibit 99.1.

The Computational Materials were prepared solely by the Underwriter and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pools of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

(1)        Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)        Not applicable.

(b)        Not applicable.

(c)        Exhibits:

99.1     Computational Materials (P)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        STRUCTURED ASSET SECURITIES

                                                                              CORPORATION

                                                                        By:       /s/ Daniel E. Israeli

                                                                              Name:  Daniel E. Israeli

                                                                              Title:    Vice President

Dated:  November 17, 2004

EXHIBIT INDEX

Exhibit No.                                          Description                                         Page No.

99.1                                                     Computational Materials                         P

Exhibit 99.1     Computational Materials (P)

Collateral	Amort Type	Balance	WAM	Orig Term	WALA	Orig IO pd	Gross Coup	Netrate	O Amort	Orig Ppay Pen
1	Balloon	4,800,343	177	180	3		6.0339499370	5.5319499370	360	0
2	Balloon	875,613	176	180	4		5.1722036850	4.6722036850	360	12
3	Balloon	199,646	178	180	2		6.6250000000	6.1250000000	360	24
4	Balloon	29,422,884	178	180	2		5.4993137260	4.9993137260	360	36
5	LEVEL	103,002,123	353	355	2		6.9849837120	6.7339837120		0
6	LEVEL	2,131,226	359	360	1		6.3858523860	6.1358523860		4
7	LEVEL	1,775,424	359	360	1		6.6616926740	6.4116926740		6
8	LEVEL	748,693	358	360	2		6.3750000000	6.1250000000		7
9	LEVEL	254,526	359	360	1		6.3750000000	6.1250000000		8
10	LEVEL	1,300,009	359	360	1		7.0642747370	6.8142747370		12
11	LEVEL	722,182	358	360	2		8.9608637880	8.7108637880		24
12	LEVEL	14,978,028	348	348	0		7.0301762760	6.7731762760		35
13	LEVEL	33,598,548	352	353	1		6.6334422870	6.3834422870		59
14	IO-120	35,717,319	359	360	1	120	6.7855471750	6.5355471750	240	0
15	IO-120	730,700	360	360	0	120	6.8750000000	6.6250000000	240	6
16	IO-120	616,259	358	360	2	120	7.1956835520	6.9456835520	240	12
17	IO-120	4,387,140	359	360	1	120	6.7152814820	6.4652814820	240	36
18	IO-120	16,698,915	359	360	1	120	6.4142011720	6.1642011720	240	60
19	IO-60	1,882,520	360	360	0	60	7.4205373650	7.1705373650	240	0

		253,842,098

Lehman Brothers                                                                                                                                                     Tue, 9 Nov 2004, 10:46:15 EST

Yield Table - Bond 1A4

kkanaan:S04-21XS_Gl_PRICE; 1A4

Settle as of 11/30/04

	Collateral Summary					Bond Summary
Type:	LOAN 6.39	Historical:			Fixed Coupon: Coupon:	5.000	Type:	Fixed
AM Type:	Fixed	1 Month:	N/A	N/A	Orig Bal:	24,128,000
WAC:	6.674	3 Month:	N/A	N/A	Orig Not:	20,000,000
WAM:	330	6 Month:	N/A	N/A	Factor:	1.0000000
WALA:	2	12 Month:	N/A	N/A	Factor Date:	11/25/04	Next Pmt:	12/25/04
		Life:	N/A	N/A	Delay:	24	Cusip:

	75% User Curve 1	90% User Curve-1	100% User Curve 1	120% User Curve 1	150% User Curve 1	175% User Curve 1	200% User Curve 1
Price	Yield
99-21+	5.05	5.05	5.05	5.05	5.05	5.05	5.05
99-23+	5.04	5.04	5.04	5.04	5.04	5.04	5.04
99-25+	5.03	5.03	5.03	5.03	5.03	5.02	5.02
99-27+	5.02	5.02	5.02	5.02	5.01	5.01	5.00
99-29+	5.01	5.01	5.01	5.00	5.00	4.99	4.99
99-31+	5.00	5.00	5.00	4.99	4.99	4.98	4.97
100-01+	4.99	4.99	4.98	4.98	4.97	4.97	4.96
100-03+	4.98	4.97	4.97	4.97	4.96	4.95	4.94
100-05+	4.97	4.96	4.96	4.96	4.95	4.94	4.93
100-07+	4.96	4.95	4.95	4.95	4.93	4.92	4.91
100-09+	4.95	4.94	4.94	4.93	4.92	4.91	4.90
Average Life	7.37	6.99	6.77	6.37	5.66	5.08	4.57
First Pay	12/25/07	12/25/07	12/25/07	12/25/07	01/25/08	02/25/08	03/25/08
Last Pay	11/25/17	12/25/15	11/25/14	03/25/13	06/25/11	06/25/10	09/25/09
Duration	5.947	5.702	5.559	5.292	4.798	4.375	3.992

Tsy BM	3Mo	6Mo	2YR	3YR	5YR	10YR	30YR
Yield	2.0223	2.2603	2.7877	2.9845	3.4885	4.1874	4.9089
Coupon			2.5000	2.7500	3.3750	4.2500	5.3750

Lib BM	1MO	2MO	3MO	6MO	1 YR	2YR	3YR	4YR	5YR	6YR	7YR	8YR	9YR	10YR	12YR	15YR	30YR
Yield	2.0700	2.1800	2.2200	2.3700	2.6600	3.1639	3.4569	3.7064	3.9184	4.0907	4.2630	4.4003	4.5201	4.6249	4.8049	5.0077	5.2786

The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value(s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital. and profit These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

Trustee Fee	0.00%				SASCO XS 04-21XS
OC Target	0.30%
OC Floor	0.30%

Collateral Pricing Speed	120% PPC. PPC is 6% to 20%CPR over 12 months

	Face Amount	Percentage	Coupon	Class	Balance	Spread/ Coupon
AAA	$ 241,276,000.00	95.05%		A1A (Floater)	$118,610,000	L+0.20
AA	10,916,000	4.30%	5.36	A2	$ 34,102,000	4.44
A	1,015,000	0.40%	5.69	A3	$ 64,436,000	5.37
BBB	635,000	0.25%	6.00	NAS	$ 24,128,000	5.00

	$ 253,842,000.00
		Total Bonds	$ 253,842,000.00
		Total Collateral	$ 253,842,098.00

					241,276,000
				1) 'Nas Priority to NAS
				2) A1, A2, A3, subs